UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   May 27, 2004

CapSource Financial, Inc.
(Exact name of registrant as specified in its charter)

Colorado	1-31730	84-1334453
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation or organization)

2305 Canyon Boulevard, Suite 103, Boulder, CO 80302
(Address of principal executive offices)

(303) 245-0515
(Registrant’s telephone number)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Item 5.   Other Events

On May 27, 2004, CapSource Financial, Inc. issued a press release disclosing that Steven Kutcher has resigned as Chief Financial Officer effective June 30, 2004, and as a member of the Board of Directors of the Company effective immediately.

Item 7.   Financial Statements and Exhibits

99.1	Press Release dated May 27, 2004

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CapSource Financial, Inc.
Dated: May 27, 2004	By:	/s/ Steven E. Reichert

Steven E. Reichert Its Vice President and General Counsel

EXHIBIT INDEX

CapSource Financial, Inc.
Form 8-K Current Report
Dated: May 27, 2004

Exhibit No.	Exhibits.

99.1	Press Release dated May 27, 2004